================================================================================
--------------------------------------------------------------------------------

                            Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the Appropriate Box:
[   ]    Preliminary Proxy Statement

[   ]    Confidential,  for Use of the Commission  Only (as permitted by Rule
         14a-6(e)(2))

[ X ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting  Material  Pursuant to Section  240.14a-11(c)  or Section
         240.14a-12

--------------------------------------------------------------------------------
================================================================================

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION

                 (Name of Registrant as Specified in its Charter
                                       and
                     Name of Person Filing Proxy Statement)

================================================================================


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[  ]     Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         1)       Title  of  each  class  of  securities  to  which  transaction applies:
                  ______________________________________________________
         2)       Aggregate number of securities to which transaction applies:
                  ______________________________________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  ______________________________________________________
         4)       Proposed maximum aggregate value of transaction:
                  ______________________________________________________
         5)       Total fee paid:
                  ______________________________________________________
[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing with which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            Amount Previously Paid:  _____________________________________
            Form, Schedule or Registration Statement No.: _________________ Filing Party: ________________________________________________
            Date Filed:  __________________________________________________

--------------------------------------------------------------------------------
================================================================================

                    PEAPACK-GLADSTONE FINANCIAL CORPORATION
                               158 Route 206 North
                           Gladstone, New Jersey 07934
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 1999
                        ---------------------------------

To Our Shareholders:

               NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Peapack-Gladstone Financial Corporation (the "Corporation") will be held at the Corporation's Loan and Administration Building, 158 Route 206 North, Gladstone, New Jersey, on April 27, 1999, at 2:00 p.m. local time for the purpose of considering and voting upon the following matters:

               1. Election of eleven  directors to serve until the expiration of their terms and thereafter until their successors shall have been duly elected and qualified;

               2. Such other business as may properly come before the Meeting or any adjournment thereof.

               Only shareholders of record at the close of business on March 22, 1999, are entitled to receive notice of, and to vote at, the Meeting.

               You are urged to read carefully the attached Proxy Statement relating to the Meeting.

               Shareholders are cordially invited to attend the Meeting in person. Whether or not you expect to do so, we urge you to date and sign the enclosed proxy form and return it in the enclosed envelope as promptly as possible. You may revoke your proxy by filing a later-dated proxy or a written revocation of the proxy with the Secretary of the Corporation prior to the Meeting. If you attend the Meeting, you may revoke your proxy by filing a later-dated proxy or written revocation of the proxy with the Secretary of the Meeting prior to the voting of such proxy.



                                      By Order of the Board of Directors


                                      __________________________________________
                                      CATHERINE A. McCATHARN,
                                      Corporate Secretary

Gladstone, New Jersey
March 26, 1999

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
                               158 Route 206 North
                           Gladstone, New Jersey 07934

                       -----------------------------------

                                 PROXY STATEMENT
                              Dated March 26, 1999
                      ------------------------------------


                       GENERAL PROXY STATEMENT INFORMATION

               This Proxy Statement is furnished to the shareholders of Peapack-Gladstone Financial Corporation (the "Corporation") in connection with the solicitation by the Board of Directors (the "Board") of the Corporation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the Corporation's Loan and Administration Building, 158 Route 206 North, Gladstone, New Jersey on April 27, 1999 at 2:00 p.m. local time. This Proxy Statement is first being mailed to shareholders on approximately March 26, 1999.


                               VOTING INFORMATION

Outstanding Securities and Voting Rights

               The record date for determining shareholders entitled to notice of, and to vote at, the Meeting is March 22, 1999 (the "Record Date"). Only shareholders of record as of the Record Date will be entitled to notice of, and to vote at, the Meeting.

               On the Record Date, 2,439,966 shares of the Corporation's Common Stock, no par value, were outstanding and eligible to be voted at the Meeting. Each share of the Corporation's Common Stock is entitled to one vote.

               At the Meeting, inspectors of election will tabulate both ballots cast by shareholders present and voting in person, and votes cast by proxy. Under applicable state law and the Corporation's certificate of incorporation and by-laws, abstentions and broker non-votes are counted for purpose of establishing a quorum but otherwise do not count. Generally, the approval of a specified percentage of shares voted at a shareholders meeting is required to approve a proposal and thus abstentions and broker non-votes have no effect on the outcome of a vote.

               All shares represented by valid proxies received pursuant to this solicitation will be voted "FOR" the election of the eleven nominees for director who are named in this Proxy Statement, unless the shareholder specifies a different choice by means of the proxy or revokes the proxy prior to the time it is exercised. Should any other matter properly come before the Meeting, the persons named as proxies will vote upon such matters according to their discretion unless the shareholder otherwise specifies in the proxy.

               The election of directors requires the affirmative vote of a plurality of the Corporation's common stock voted at the Meeting, whether voted in person or by proxy.

Revocability of Proxy
---------------------

               Any shareholder giving a proxy has the right to attend and to vote at the Meeting in person. A proxy may be revoked prior to the Meeting by filing a later-dated proxy or a written revocation if it is sent to the Secretary of the Corporation, Catherine A. McCatharn, at 158 Route 206 North, Gladstone, New Jersey, 07934, and is received by the Corporation in advance of the Meeting. A proxy may be revoked at the Meeting by filing a later-dated proxy or a written revocation with the Secretary of the Meeting prior to the voting of such proxy.


Solicitation of Proxies
-----------------------

               This proxy solicitation is being made by the Board of the Corporation and the costs of the solicitation will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission by directors, officers and employees of the Corporation and its subsidiaries who will not be specially compensated for such solicitation activities. The Corporation will also make arrangements with brokers, dealers, nominees, custodians and fiduciaries to forward proxy soliciting materials to the beneficial owners of shares held of record by such persons, and the Corporation may reimburse them for their reasonable expenses incurred in forwarding the materials.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

                              Director Information

               The Corporation's certificate of incorporation and by-laws authorize a minimum of 5 and a maximum of 25 directors, but leave the exact number to be fixed by resolution of the Corporation's Board of Directors. The Board is presently comprised of 12 members. Mr. William Turnbull has announced his retirement and will not stand for reelection. Directors are elected annually by the shareholders for one-year terms. The Corporation's Nominating Committee has nominated the remaining eleven members of the current Board whose terms expire in 1999, for reelection to serve for one-year terms expiring in 2000 and until their successors shall have been duly elected and qualified.

               Shareholders will elect eleven directors at the Meeting. Unless a shareholder either indicates otherwise on the proxy, the proxy will be voted for the persons named in the table below to serve until the expiration of their terms, and thereafter until their successors have been duly elected and qualified.

               The following table sets forth the names and ages of the Board's nominees for election, the nominees' position with the Corporation (if any), the principal occupation or employment of each nominee for the past five years and the period during which each nominee has served as a director of the Corporation. The nominee's prior service as a director includes prior service as a director of Peapack-Gladstone Bank (the "Bank") prior to the formation of the holding company.


                       NOMINEES FOR ELECTION AS DIRECTORS

                                                                 Principal Occupation or
     Name                         Age       Director Since       Employment for Past Five Years
===============================  ======  =====================   ===================================================================
Pamela Hill                       61             1991            President of Ferris Corp. since 1995; previously Vice President of Ferris Corp.
-------------------------------  ------  ---------------------   -------------------------------------------------------------------

T. Leonard Hill                   87             1944            Chairman of the Board of the Corporation and the Bank since 1989;
                                                                 Chairman of Ferris Corp.
-------------------------------  ------  ---------------------   -------------------------------------------------------------------

Frank A. Kissel                   48             1989            President and CEO of the Corporation and the Bank since 1989.
-------------------------------  ------  ---------------------   -------------------------------------------------------------------

John D. Kissel                    46             1987            Manager of Turpin Real Estate, Inc. since 1991.
-------------------------------  ------  ---------------------   -------------------------------------------------------------------

James R. Lamb                     56             1993            Principal of James R. Lamb, P.C., Attorney at Law since 1967.
-------------------------------  ------  ---------------------   -------------------------------------------------------------------

George R. Layton                  71             1966            Director of Layton Funeral Home since 1953.
-------------------------------  ------  ---------------------   -------------------------------------------------------------------

Edward A. Merton                  55             1981            President of Merton Excavating and Paving Co. since 1961.
-------------------------------  ------  ---------------------   -------------------------------------------------------------------

F. Duffield Meyercord             52             1991            Managing Director and Partner of Carl Marks Consulting Group, LLC.,
                                                                 since 1998; Managing Director, Meyercord Advisors, Inc., since
                                                                 1985; Director of Programmer's Paradise, Inc. since 1991.
-------------------------------  ------  ---------------------   -------------------------------------------------------------------

John R. Mulcahy                   60             1981            Retired since 1994; previously President of Mulcahy Realty and
                                                                 Construction.
-------------------------------  ------  ---------------------   -------------------------------------------------------------------

Philip W. Smith III               43             1995            President,  Phillary Management, Inc. since 1994; previously
                                                                 Commercial Real Estate Broker, C.B. Commercial Group, Inc.
-------------------------------  ------  ---------------------   -------------------------------------------------------------------

Jack D. Stine                     75             1976            Chairman of Bridgewater Community Services since 1983.
-------------------------------  ------  ---------------------   -------------------------------------------------------------------

_______________________________

T. Leonard Hill is the father of Pamela Hill.
Frank A. Kissel and John D. Kissel are brothers.


Recommendation and Vote Required on Proposal 1
----------------------------------------------

               The Corporation's Board of Directors unanimously recommends a vote "FOR" management's nominees for director. The Corporation's directors will be elected by a plurality of the votes cast at the Corporation's Meeting, whether in person or by proxy.


                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Corporation held four (4) meetings during 1998. All the directors of the Corporation also serve as directors of the Bank which held twelve (12) meetings during 1998.

         The Corporation maintains a standing Executive/Nominating Committee, Audit Committee and Compensation Committee. These Committees are described below:

         Executive/Nominating Committee. The principal function of the Executive Committee is to exercise the authority of the Corporation's Board in the management and affairs of the Corporation, as required, between meetings of the Board. The Executive Committee also serves as the Corporation's Nominating Committee and as such makes recommendations with respect to nominees for election to the Corporation's Board and nominees to fill vacancies in Board membership between meetings. Shareholders may make recommendations to the Committee, which has no established criteria. The members are Messrs. Frank A. Kissel, Hill, Layton, Stine and Turnbull. There were seven (7) meetings of the Executive Committee in 1998.

         Audit Committee. The Audit Committee (which also serves as the audit committee for the Bank) supervises internal audits of the Corporation and the Bank, reviews reports of internal and external auditors engaged by the Corporation and the Bank, makes recommendations for changes in relevant systems and policies, and recommends the appointment of outside auditors. The Audit department of the Bank reports directly to the Audit Committee. The members are Ms. Pamela Hill and Messrs. John D. Kissel, Stine and Turnbull. There were four
(4) meetings of the Audit Committee in 1998.

         Compensation Committee. The Compensation Committee is responsible for overseeing the executive compensation practices at the Corporation and the Bank and reviewing and evaluating the compensation of other officers and employees of the Corporation and the Bank. The members are Messrs. Frank A. Kissel, T. Leonard Hill, Meyercord, Merton and Stine. There were three (3) meetings of the Compensation Committee to establish compensation levels for 1998.

         During 1998, all directors of the Corporation attended no fewer than 75% of the total number of meetings of the Corporation's (or the Bank's) Board and meetings of committees on which such director served.

         Mr. T. Leonard Hill is ex-officio with full voting powers on all committees.


                             DIRECTOR'S COMPENSATION

           The Corporation pays its directors an $8,000 annual retainer, and $400 for each regular Bank Board meeting they attended and $300 for each committee meeting they attended. Frank A. Kissel, as a full-time employee, was not compensated for services rendered as a director.

         In April 1995, the shareholders of the Bank approved a non-qualified stock option plan for non-employee directors of the Bank. The 1995 Stock Option Plan for Outside Directors (the "1995 Directors Plan") provides for the award of options to each outside director on a scheduled basis depending upon when an outside director first is elected to the Board of the Bank. That schedule is:
1995 Annual Meeting or before - 5,513 shares; after the 1995 Annual Meeting through the 1996 Annual Meeting - 4,410 shares; after the 1996 Annual Meeting through the 1997 Annual Meeting - 3,308 shares; after the 1997 Annual Meeting through the 1998 Annual Meeting - 2,205 shares; after the 1998 Annual Meeting through the 1999 Annual Meeting - 1,103 shares. The Bank's directors were awarded the following stock options in 1995: Pamela Hill-5,513 shares; John D. Kissel-5,513 shares; James R. Lamb-5,513 shares; George R. Layton-5,513 shares; Edward A. Merton-5,513 shares; F. Duffield Meyercord-5,513 shares; John R. Mulcahy-5,513 shares; Philip W. Smith III-4,410 shares; Jack D. Stine-5,513 shares; William Turnbull-5,513 shares. No stock options were awarded to directors in 1998, 1997 or 1996. All options awarded directors were adjusted for the five percent (5%) stock dividends paid in November, 1996 and 1998 and for the 2-for-1 stock split of the Corporation's Common Stock in December, 1997. The exercise price for the option shares may not be less than the fair market value of the common stock on the date of grant of the option.

         In April 1998, the shareholders of the Corporation approved a non-qualified stock option plan for non-employee directors of the Corporation. The 1998 Stock Option Plan for Outside Directors (the "1998 Directors Plan") provides for the award of options to each outside director on a scheduled basis depending upon when an outside director first is elected to the Board of the Corporation. That schedule is: 1998 Annual Meeting or before - 2,625 shares; after the 1999 Annual Meeting through the 2000 Annual Meeting - 2,100 shares;
after the 2000 Annual  Meeting  through the 2001 Annual  Meeting - 1,575 shares;
after the 2001 Annual Meeting through the 2002 Annual Meeting - 1,050 shares; after the 2002 Annual Meeting through the 2003 Annual Meeting - 525 shares. The Corporation's directors were awarded the following stock options in 1998: Pamela Hill-2,625 shares; John D. Kissel-2,625 shares; James R. Lamb-2,625 shares; George R. Layton-2,625 shares; Edward A. Merton-2,625 shares; F. Duffield Meyercord-2,625 shares; John R. Mulcahy-2,625 shares; Philip W. Smith III-2,625 shares; Jack D. Stine-2,625 shares; William Turnbull-2,625 shares. All options awarded directors were adjusted for the five percent (5%) stock dividend paid in November, 1998. The exercise price for the option shares may not be less than the fair market value of the common stock on the date of grant of the option. The options granted under these plans are, in general, exercisable not earlier than one year after the date of grant, at a price equal to the fair market value of the common stock on the date of grant, and expire not more than ten years after the date of grant. The stock options vest during a period of up to five years after the date of grant. All options granted under these plans are exercisable in cumulative installments of 20% for each year after the date of grant such that 100% of such options will be exercisable after five years.


            STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

               The following table sets forth as of February 28, 1999 the number of shares of the Corporation's Common Stock that is beneficially owned by each of the directors/nominees, the executive officers of the Corporation for whom individual information is required to be set forth in this Proxy Statement (the "Named Executive Officers") pursuant to the regulations of the Securities and Exchange Commission (the "SEC"), and all directors and executive officers as a group. The Corporation knows of no person or group which beneficially owns 5% or more of the Corporation's Common Stock.


                                 Number of Shares
Name of Beneficial Owner       Beneficially Owned (1)                Percent of Class (2)
============================  ============================== ===============================
Garrett P. Bromley                    1,565 (3)                                 *

Pamela Hill                          22,342 (4)                                 *

----------------------------  ------------------------------ -------------------------------
T. Leonard Hill                      55,764 (5)                               2.22%

----------------------------  ------------------------------ -------------------------------
Frank A. Kissel                      23,313 (6)                                *

----------------------------  ------------------------------ -------------------------------
John D. Kissel                       16,318 (7)                                *

----------------------------  ------------------------------ -------------------------------

James R. Lamb                         7,583 (8)                                *

----------------------------  ------------------------------ -------------------------------

George R. Layton                     30,410 (9)                               1.21%

----------------------------  ------------------------------ -------------------------------

Edward A. Merton                      8,103 (9)                                *

----------------------------  ------------------------------ -------------------------------

F. Duffield Meyercord                 6,390 (9)                                *

----------------------------  ------------------------------ -------------------------------

John R. Mulcahy                       8,860 (10)                               *

Robert M. Rogers                      4,152 (11)                               *

----------------------------  ------------------------------ -------------------------------

Philip W. Smith III                   8,838 (12)                               *

Craig C. Spengeman                    6,255 (13)                               *

----------------------------  ------------------------------ -------------------------------

Jack D. Stine                         9,412 (14)                               *

----------------------------  ------------------------------ -------------------------------

William Turnbull                     54,276 (15)                              2.16%

----------------------------  ------------------------------ -------------------------------

All directors and executive
officers as a group (18             273,363 (16)                             10.87%
persons)
---------------------------   ------------------------------  ------------------------------

------------------------------------------
NOTES:
*              Less than one percent

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record or beneficially by the named person.

(2) The number of shares of common stock used in calculating the percentage of the class owned includes shares of common stock outstanding as of February 28, 1999, and 74,892 shares purchasable pursuant to options exercisable within 60 days of February 28, 1999.

(3) This total includes 95 shares allocated to Mr. Bromley under the Corporation's Profit Sharing Plan and 1,470 shares purchasable pursuant to options exercisable within 60 days.

(4) This total includes 4,935 shares purchasable pursuant to options exercisable within 60 days.

(5) This total includes 22,050 shares owned by The Hill Family Trusts and 5,922 shares purchasable pursuant to options exercisable within 60 days.

(6) This total includes 1,050 shares owned by Mr. Frank A. Kissel's wife, 1,470 shares owned by Mr. Kissel's children, 1,536 shares allocated to Mr. Kissel under the Corporation's Profit Sharing Plan and 6,552 shares purchasable pursuant to options exercisable within 60 days.

(7)      This total  includes  550 shares  owned by Mr. John D.  Kissel's  wife,
         1,898  shares  owned  by  Mr.   Kissel's   children  and  4,935  shares
         purchasable pursuant to options exercisable within 60 days.

(8) This total includes 1,103 shares owned by Mr. Lamb's wife, 663 shares owned by Mr. Lamb's children and 4,935 shares purchasable pursuant to options exercisable within 60 days.

(9) This total includes 4,935 shares purchasable pursuant to options exercisable within 60 days.

(10) This total includes 221 shares owned by Mr. Mulcahy's wife and 3,884 shares purchasable pursuant to options exercisable within 60 days.

(11) This total includes 700 shares allocated to Mr. Rogers under the Corporation's Profit Sharing Plan and 3,452 shares purchasable pursuant to options exercisable within 60 days.

(12) This total includes 1,891 shares owned by Mr. Smith's wife, 146 shares owned by Mr. Smith's children and 4,053 shares purchasable pursuant to options exercisable within 60 days.

(13) This total includes 971 shares owned by Mr. Spengeman's wife, 782 shares allocated to Mr. Spengeman under the Corporation's Profit
         Sharing Plan and 3,452 shares purchasable pursuant to options exercisable within 60 days.

(14) This total includes 3,831 shares purchasable pursuant to options exercisable within 60 days.

(15) This total includes 17,501 shares owned by Mr. Turnbull's wife and 4,935 shares purchasable pursuant to options exercisable within 60 days.

(16) This total includes 9,782 shares beneficially owned by 3 Executive Officers who are not Directors or Named Executive Officers which total includes 7,731 shares purchasable pursuant to options exercisable within 60 days.

                             EXECUTIVE COMPENSATION


General
-------

         Executive compensation is described below in the tabular format mandated by the SEC. The letters in parentheses under each column heading are the letters designated by the SEC for such columns, and are provided to make inter-company comparisons easier. The absence of any column designated by the SEC means that no compensation was paid or earned which would be required to be described in such column. All share amounts have been re-stated to give effect to stock dividends.


Summary Compensation Table
--------------------------

         The following table summarizes all compensation earned in the past three years for services performed in all capacities for the Corporation and its subsidiaries with respect to the Named Officers.

                           SUMMARY COMPENSATION TABLE

                                                                                                  Long Term Compensation
                                                   Annual Compensation                                   Awards
                                                   -------------------                    ------------------------------------------
                                                                                                                    (i)
---------------------------------------                                         (f)            (g)               All Other
                  (a)                      (b)        (c)          (d)        Other ($)     Stock Option       Compensation ($) (2)
               Name and                    Year   Salary ($)      Bonus ($)      (1)        Awards(#)
          Principal Position
----------------------------------------  ------- -----------   -----------   ---------   ------------------------------------------
Frank A. Kissel,                           1998     229,692          42,000      --              --                 13,537
    President and CEO of the               1997     197,495          40,000      --             6,300               10,784
    Corporation and the Bank               1996     185,000          13,000      --              --                  5,646


Craig C. Spengeman,                        1998     113,538          13,200      --              --                  6,292
    Senior Vice President of the           1997      91,846           9,200      --             3,150                5,113
    Corporation and the Bank               1996      85,112           6,200      --              --                  3,831


Robert M. Rogers,                          1998      95,288          13,800      --              --                  5,320
    Senior Vice President of the           1997      85,435           8,550      --             3,150                4,771
    Corporation and the Bank               1996      78,419           5,775      --              --                  3,545


Garrett P. Bromley,                        1998      97,461          11,280      --              --                  5,436
    Senior Vice President of the  Bank     1997      63,000           9,000      --             3,150                  --
                                           1996       --              --         --              --                    --


-------------------------
NOTES:

(1) Aggregate amount of other compensation does not exceed the lesser of $50,000 or 10% of executive officer's salary and bonus.

(2) Consists of contributions made to the Corporation's Savings and Profit Sharing Plan.

(3)      Mr. Bromley commenced employment on April 3, 1997.


Stock Option Grants in 1998
---------------------------

               The Corporation did not grant stock options to any Named Executive Officer in 1998.


Aggregated Option Exercises in 1998 and Year-End Option Value
-------------------------------------------------------------

               The following table shows options exercised during 1998, and the value of unexercised options held at year-end 1998, by the Named Executive Officers. The Corporation does not use SARs as compensation.



                     AGGREGATED OPTIONS/SAR EXERCISES IN THE
                    LAST FISCAL YEAR AND FY-END OPTION VALUES
                                                                                Number of Securities        Value of Unexercised
                                                                               Underlying Unexercised       In-the-Money Options
                                                                                  Options at Fiscal              At Fiscal
                                                                                     Year-End (#)             Year-End ($)
                                                                                    -------------             ------------
                                  Shares Acquired On                                Exercisable/              Exercisable/
  Name                                Exercise (#)        Value Realized ($)        Unexercisable             Unexercisable
-------------------               ------------------      ------------------   ----------------------        ------------------
  (a)                                     (b)                   (c)                        (d)                        (e)

Frank A. Kissel                          --                    --                     5,229/7,686              179,023/204,356

Craig C. Spengeman                       --                    --                     2,746/3,932              94,598/105,620

Robert M. Rogers                         --                    --                     2,746/3,932              94,598/105,620

Garrett P. Bromley                       --                    --                     1,050/4,200               24,351/97,406



Savings and Profit Sharing Plans
--------------------------------

         The Corporation has established a qualified defined contribution plan under Section 401(k) (the "401(k) Plan") of the Internal Revenue Code of 1986, as amended (the "Code"), covering substantially all salaried employees over the age of twenty-one (21) with at least twelve (12) months' service and whose participation is not prohibited by the 401(k) Plan. Under the savings portion of the 401(k) Plan, employees may contribute up to fifteen percent (15%) of their pay to their elective account via payroll withholding. The Corporation adds a matching contribution equal to fifty percent (50%) up to a maximum of $250 of the employee contribution. In addition, the Board may elect to make a discretionary contribution to the profit sharing part of the 401(k) Plan. The profit sharing portion is non-contributory and funds are invested in Peapack-Gladstone Financial Corporation Common Stock.


Pension Plan
------------

         The Corporation sponsors a non-contributory defined benefit pension plan that covers substantially all of the Corporation's salaried employees. The benefits are based on an employee's compensation, age at retirement and years of service. It is the policy of the Corporation to fund not less than the minimum funding amount required by the Employee Retirement Income Security Act.

         The following table sets forth the estimated annual benefits that an eligible employee would receive under the Corporation's qualified defined benefit pension plan, assuming retirement age at 65 in 1998 and a straight life annuity benefit, for the remuneration levels (subject to an annual compensation limit of $160,000) and years of service shown.


                            Years of Credited Service
Remuneration             10               15               20            25         30
-------------       ---------        ---------         -------       -------   --------
$ 50,000             $12,275         $ 18,211          $24,147       $30,083    $31,424
 100,000              27,025           40,661           54,297        67,933     69,966
 150,000              41,775           63,111           84,447       105,783    108,507
 160,000              42,955           65,831           88,707       111,583    114,671
 200,000              42,955           71,991          101,027       117,000    117,000

-----------------------------------------------------------------------------------------


         The years of service of the named executives are as follows: Mr. Kissel
- ten (10) years, Mr. Spengeman - fourteen (14) years, Mr. Bromley - one (1) year, and Mr. Rogers - twelve (12) years.


Change of Control Arrangements
------------------------------

         The Corporation and the Bank entered into a Change-in-Control Agreement with Frank A. Kissel (and six other officers) as of January 1, 1998 which provides for termination benefits in the event of a change in control of the Corporation (as defined in the Agreement). Pursuant to the agreement, under certain circumstances, the Corporation and the Bank would be required to pay aggregate amounts equal to three times the highest salary and bonuses paid per year during any calendar year during the three years prior to the change in control plus continue certain health benefits. The agreement has a cut-back provision such that the payment would be reduced to avoid exceeding amounts set forth in Section 280G of the Internal Revenue Code. That provision limits payments generally to three times the last five-year average W-2 compensation.


Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

               Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Corporation's executive officers, directors and persons who own more than ten percent of a registered class of the Corporation's common stock, file reports of ownership and changes in ownership with the SEC. Based upon copies of reports furnished by insiders, all Section 16(a) reporting requirements applicable to Insiders during 1998 were satisfied on a timely basis.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors established a Compensation Committee which has been charged with overseeing executive compensation practices at the Corporation. Members of the Compensation Committee are F. Duffield Meyercord, Edward A. Merton, Jack D. Stine, T. Leonard Hill and Frank A. Kissel. Decisions on compensation of executive officers have been made by the full Board of Directors based upon the recommendations of the Compensation Committee. T. Leonard Hill, Chairman of the Board, and Frank A. Kissel, President & Chief Executive Officer, have no input regarding their own compensation which is determined by the remaining Directors.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Directors and officers and their associates were customers of and had transactions with the Bank subsidiary during the year ended December 31, 1998, and it is expected that such persons will continue to have such transactions in the future. All deposit accounts, loans, and commitments comprising such transactions were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management of the Corporation, did not involve more than normal risks of collectibility or present other unfavorable features.

         During 1998, Peapack-Gladstone Bank paid for legal services to the law firm of James R. Lamb, P.C., whose Principal is James R. Lamb, a director and shareholder of the Corporation.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following report was prepared by the Compensation Committee of the Corporation regarding executive compensation policy and its relation to the Corporation's performance.


Compensation Review Process
---------------------------

         The Compensation Committee of the Board of Directors is responsible for establishing and overseeing policies governing annual and long-term compensation programs for the officers named in the compensation tables shown above and other executive officers of the Corporation.

         In establishing compensation for executive officers, the Committee considers many factors including, but not limited to, Corporation performance, individual performance and peer group compensation practices. In considering Corporation performance, the Compensation Committee reviews the actual performance of the Corporation in light of its annual budget, which includes expense items, deposit levels, loan growth, fee income and trust department management. Annual performance reviews of each officer together with salary studies prepared by the New Jersey Community Bankers Association and KPMG are some of the sources of compensation information which are utilized in determining executive compensation. Base salaries approximate the average base salaries paid by similar financial institutions for similar positions.

         During 1998, Mr. Frank A. Kissel served as President and Chief Executive Officer of the Bank and President and Chief Executive Officer of the Corporation. Mr. Kissel's base salary for 1998 was set by the Board based on his performance in executing his responsibilities in those positions in 1997 and the performance anticipated from him in 1998 and future years. The Board also considered the objectives set by the Committee for 1998, the overall performance of the Corporation and Mr. Kissel's ability to develop and motivate employees to meet the Corporation's short and long-term objectives. Mr. Kissel's 1998 bonus was based on the completion of specified corporate projects for 1998 within specified time and budget, the achievement of specified minimum financial ratios and the achievement of specified goals with respect to the Bank's financial performance and growth.

               With respect to 1998 compensation for senior officers, the Compensation Committee based its recommendations, and the full Board based its actions, on the duties and responsibilities of the officer in question, the performance of the Corporation and of the particular officer in 1997, and the performance anticipated from the officer in 1998 and future years. Bonuses for each senior officer were set based on goals set for the senior officer and for the Corporation as a whole. The Chief Executive Officer set goals for each senior officer.

               Another compensation tool which the Board uses to relate executive compensation to the performance of the Corporation and the Bank as a whole is the Corporation's Stock Option Plans. Recommendations for awards under the plans are made to the full Board by the Compensation Committee. T. Leonard Hill and Frank A. Kissel have no input regarding their own compensation which is determined by the remaining directors.

         Detailed information relating to the Named Officers is shown in the compensation tables above.

                              F. DUFFIELD MEYERCORD
                                EDWARD A. MERTON
                                  JACK D. STINE
                                 T. LEONARD HILL
                                 FRANK A. KISSEL

                                PERFORMANCE GRAPH

The following graph compares the cumulative total return on a hypothetical $100 investment made at the close of business December 31, 1992 in: (a) the Corporation's Common Stock, (b) the CRSP Index for the NASDAQ Stock Market (U.S. Companies) and (c) the Keefe, Bruyette & Woods ("KBW") Eastern Region Index of banking organizations. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends and increases or decreases in the market price of the stock and each of the indexes. (The Corporation became a public reporting company on December 31, 1993.)


[GRAPHIC OMITTED]


-------------------  ------------------------------  ---------------  ---------  ---------  ---------  ---------  ----------
                               Index
      Symbol                 Description             12/31/92         12/31/93   12/31/94   12/31/95   12/31/96    12/31/97
-------------------  ------------------------------  ---------------  ---------  ---------  ---------  ---------  ----------
      />             Peapack-Gladstone               $100.00          $110.30    $115.40    $152.40    $189.30     $272.70
                     Financial Corporation
-------------------  ------------------------------  ---------------  ---------  ---------  ---------  ---------  ----------

      /  /           CRSP Index for NASDAQ           $100.00          $114.80    $112.20    $158.70    $195.20     $239.50
                      (U.S. Companies)
-------------------  ------------------------------  ---------------  ---------  ---------  ---------  ---------  ----------

      /\             KBW Eastern Region              $100.00          $104.30    $ 92.60    $157.20    $215.60     $344.90
-------------------  ------------------------------  ---------------  ---------  ---------  ---------  ---------  ----------


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of independent accountants of the Company recommended by the Audit Committee and selected by the Board of Directors for the current fiscal year is KPMG LLP. The Board of Directors expects that representatives of KPMG LLP will be present at the Annual Meeting, will be given an opportunity to make a statement at such meeting if they desire to do so and will be available to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS

         New Jersey corporate law requires that the notice of shareholders' meeting (for either a regular or special meeting) specify the purpose or purposes of such meeting. Thus any substantive proposal, including shareholder proposals, must be referred to in the Corporation's notice of shareholders' meeting for such proposal to be properly considered at a meeting of the Corporation.

         Proposals of shareholders which are eligible under the rules of the SEC to be included in the Corporation's year 2000 proxy material must be received by the Secretary of the Corporation no later than December 27, 1999.

         If the Corporation changes its 2000 Annual Meeting date to a date more than 30 days from the date of its 1999 Annual Meeting, then the deadline referred to in the preceding paragraph will be changed to a reasonable time before the Corporation begins to print and mail its proxy materials. If the Corporation changes the date of its 2000 Annual Meeting in a manner that alters the deadline, the Corporation will so state under Item 5 of the first quarterly report on Form 10-Q it files with the SEC after the date change.


            OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business that will be presented for consideration at the Meeting other than that stated in this Proxy Statement. Should any other matter properly come before the Meeting or any adjournment thereof, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


         Whether you intend to be present at the Meeting or not, you are urged to return your signed proxy promptly.


                                         By Order of the Board of Directors



                                         T. LEONARD HILL,
                                         Chairman




Gladstone, New Jersey
March 26, 1999





The Corporation's Annual Report for the year-ended December 31, 1998 filed with the Securities and Exchange Commission as an exhibit to the Corporation's Form 10-K is being mailed to the shareholders with this Proxy Statement. However, such Annual Report is not incorporated into this Proxy Statement and is not deemed to be a part of the proxy soliciting material.